Exhibit 99.2

Brevard Orthopaedic,
Spine & Pain Clinic, Inc. &
Subsidiary

Unaudited Condensed

Consolidated Financial

Statements

Three Months ended

March 31, 2015 and 2014

CONDENSED CONSOLIDATED
BALANCE SHEETS
March 31, 2015 and December 31, 2014

	(Unaudited)
	March 31, 2015	December 31, 2014
ASSETS
Current assets
Cash	$665,679	$483,169
Accounts receivable, net	1,707,375	1,974,264
Prepaid and other current assets	306,612	55,896
Shareholder loan receivables	123,550	123,550
Capitalized financing costs, current portion	4,281	5,269
Total current assets	2,807,497	2,642,148

Property, plant and equipment, net of accumulated depreciation of $1,161,876 and $1,270,749, respectively	14,481	41,131

Other assets
Investment in Affiliate	23,960	26,710

Total assets	$2,845,938	$2,709,989

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued expenses	820,722	$600,040
Deferred rent	178,125	237,620
Line of credit, short term	532,326	373,782
Notes payable, current portion	97,830	134,172
Total current liabilities	1,629,002	1,345,614

Long term debt:
Deferred rent	1,370,916	1,252,016
Notes payable, long term portion	345,155	341,906
Total long term debt	1,716,071	1,593,922

Total liabilities	3,345,074	2,939,536

Stockholders' deficit
Common stock, $0.01 par value; 10,000 shares authorized, issued and outstanding	100	100
Additional paid in capital	461,873	461,873
Accumulated Deficit	(961,108)	(691,520)
Total stockholders' deficit	(499,136)	(229,547)

Total liabilities and stockholders' deficit	$2,845,938	$2,709,989

See the accompanying notes to these unaudited condensed consolidated financial statements

1

CONDENSED CONSOLIDATED STATEMENT OF INCOME AND
ACCUMULATED DEFICIT
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(UNAUDITED)

	THREE MONTHS	THREE MONTHS
	ENDED MARCH 31, 2015	ENDED MARCH 31, 2014
Revenues:
Patient Service Revenue	$2,626,343	$3,512,968
Provision for bad debts	(9,390)	(11,806)
Net patient service revenue less provision for bad debts	-	3,501,162
Rental Revenue	257,945	560,881
Total Revenue	2,874,898	4,062,043

Operating expenses:

Salaries & Benefits	1,752,554	2,112,003
General & Administrative	1,428,743	1,809,266
Depreciation	27,248	34,372
Total operating expenses	3,208,545	3,955,641

Net (loss) income from operations	(333,647)	106,402

Other income (expense):
Other income (expense)	72,977	(9,922)
Amortization Financing costs	(988)	(988)
Interest expense, net	(7,894)	(7,570)
Total other expense	64,095	(18,480)

NET LOSS	(269,552)	$87,922
ACCUMULATED DEFICIT, beginning of year	(691,520)	(231,784)
Less S-Corp Distributions	(36)	(43,013)
ACCUMULATED DEFICIT, end of year	$(961,108)	$(186,875)

See the accompanying notes to these unaudited condensed consolidated financial statements

2

CONDENSED CONSOLIDATED STATEMENT OF
CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(UNAUDITED)

	THREE MONTHS	THREE MONTHS
	ENDED MARCH 31, 2015	ENDED MARCH 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income (Loss)	$(269,552)	$87,922
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation	27,248	34,372
Amortization of financing costs	988	988
Bad debt expense	9,390	11,806
Changes in operating assets and liabilities:
Accounts receivable	257,499	(98,277)
Prepaid expenses and other	(250,716)	(2,859)
Investment in affiliate	2,750	-
Accounts payable and accrued expenses	220,682	124,489
Deferred rent	59,405	75,924
Net cash provided by (used in) operating activities	57,694	234,365

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(599)	-
Loans to shareholders	-	-
Net cash used in investing activities	(599)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments for S-corp distributions	(36)	(43,013)
Proceeds from additional paid in capital	-	50,175
Proceeds from line of credit	161,793	-
Net payments on line of credit	(3,249)	-
Net payments on notes payable	(33,093)	(31,952)

Net cash provided by financing activities	125,415	(24,790)

Net (decrease) increase in cash and cash equivalents	182,510	209,575
Cash and cash equivalents, beginning of period	483,169	556,492

Cash and cash equivalents, end of period	$665,679	$766,067

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$7,894	$7,570

See the accompanying notes to these unaudited condensed consolidated financial statements

3

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 1— ORGANIZATION, BUSINESS AND PRINCIPLES OF CONSOLIDATION

A summary of the significant accounting policies applied in the presentation of the accompanying condensed consolidated financial statements follows:

Basis and business presentation

Brevard Orthopaedic Spine & Pain Clinic, Inc. (the “Company” or “BOSPC”) was founded in 1981 by Dr. Glenn Bryan and incorporated in the State of Florida. BOSPC was formally known as Brevard Orthopaedic Clinic, Inc. In 1992 with the addition of Dr. Richard A. Hynes, the focus of the general orthopaedic clinic was shifted to specializing in treatment of the neck and spine. Over the years, multiple physicians and midlevel practitioners joined BOSPC and in 2002, the name of the Company changed to Brevard Orthopaedic Spine and Pain Clinic, Inc. doing business as “The B.A.C.K. Center”. The acronym “B.A.C.K.” stands for "Back Authority for Contemporary Knowledge”. BOSPC provides medical services at a main office building and two satellite locations throughout Brevard County, Florida. The main office building is known as the “Crane Creek Campus” which is located in Melbourne, Florida.

At the Crane Creek Campus, BOSPC is able to provide other medical services which include diagnostic testing and an ambulatory surgery center. In addition to medical services at the Crane Creek Campus, BOSPC provides educational programs for the public and staff, as well as a venue for training visiting residents and physicians.

The condensed consolidated financial statements include the accounts of the Company, TBC Equipment Leasing, LLC (the “Subsidiary”) which is a wholly-owned subsidiary of BOSPC. All significant intercompany balances and transactions have been eliminated in consolidation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, “Revenue Recognition” (“ASC 605-10”) which requires that four basic criteria be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed or determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.

4

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition (continued)

Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, “Multiple-Element Arrangements” (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing ASC 605-25 on the Company's financial position and results of operations was not significant.

The Company recognizes, in accordance with Accounting Standards Codification subtopic 954-

310, “Health Care Entities” (“ASC 954-310”), significant patient service revenue at the time the service are rendered, even though it does not assess the patient’s ability to pay. Therefore, The Company’s interim and annual periods reports disclose both its policy for assessing and disclosing the timing and the amount of uncollectable patient service revenue recognized as doubtful. Qualitative and quantitative information about significant changes in the allowance for doubtful accounts related to patient accounts receivable are disclosed in the Company’s reports. These estimates are based upon the past history and identified trends for each of our payers.

Patient Service Revenue

The Company recognizes patient service revenue associated with services provided to patients who have third-party payer coverage on the basis of contractual rates for the services provided. For uninsured or self-pay patients that do not qualify for charity care, the Company recognizes revenue on the basis of its standard rates for services provided (or on the basis of discounted rates, if negotiated or provided by policy). On the basis of historical experience, a portion of the Company’s patient service revenue may be potentially uncollectible due to patients who are unable or unwilling to pay for the services provided or the portion of their bill for which they are responsible. Thus, the Company records a provision for bad debts related to potentially uncollectible patient service revenue in the period the services are provided.

Rental Revenue

BOSPC leases 71,387 square feet of commercial office space. The company subleases approximately 34,480 square feet of commercial office space to third party tenants. The Company recognizes rental revenue associated with the period of time the facility is leased at the contractual lease rates (or on the basis of discounted rates, if negotiated).

5

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash

Cash consists of cash held in bank demand deposits. The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents. As of March 31, 2015 and December 31, 2014, the Company had cash balances of $665,679 and $483,169, respectively.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to a concentration of credit risk are cash and accounts receivable. Occasionally, the Company’s cash and cash equivalents in interest-bearing accounts may exceed FDIC insurance limits. The financial stability of these institutions is periodically reviewed by senior management.

Accounts Receivable

Accounts receivables are carried at their estimated collectible amounts net of doubtful accounts. The Company analyzes its past history and identifies trends for each major payer sources of revenue to estimate the appropriate allowance for doubtful accounts and provision for bad debts. Management regularly reviews data about these major payer sources of revenue in evaluating the sufficiency of the allowance for doubtful accounts.

•	Rental receivables. Accounts receivable from rental activities are periodically evaluated for collectability in determining the appropriate allowance for doubtful account provision for bad debts and provision of bad debts.

•	Patient receivable. For accounts receivable from services provided to patients who have third-party coverage, the Company analyzes contractually due amounts and provides a provision for bad debts, if necessary. The Company records a provision for bad debts in the period of service on the basis of past experience or when indications are the patients are unable or unwilling to pay the portion of their bill for which they are responsible. The difference between the standard rates (or the discounted rates if negotiated) and the amounts actually collected after all reasonable collection efforts have been exhausted, is charged off against the allowance for doubtful accounts.

As of March 31, 2015 and December 31, 2014, the Company’s allowance for bad debts was $1,395,366 and $1,213,531, respectively.

6

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference, less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 5 to 7 years.

Capitalized financing costs

Capitalized financing costs represent costs incurred in connection with obtaining the debt financing. These costs are amortized ratably and charged to amortization expense over the term of the related debt. The amortization for the Three Months ended March 31, 2015 and 2014 was $988. Accumulated amortization of deferred financing costs were $15,478 and $14,890 at March 31, 2015 and December

31, 2014, respectively.

Investments in Affiliates

In accordance with the equity method of accounting, investments in non-consolidated affiliates is carried at cost, adjusted for the Company’s proportionate share of their undistributed earnings or losses.

Income Taxes

The Company and its subsidiary, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S-Corporation. In lieu of corporate income taxes, the shareholders of an S- Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for Federal and state income taxes has been included in the financial statements.

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute of the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

7

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

Management evaluates the Company’s tax positions, including the effect of changes of tax laws, on an annual basis, both past and current. If management determines that a past or current tax position is Uncertain, then a tax liability is calculated to represent the increase in taxes anticipated upon examination. As of March 31, 2015, management has determined that all past and current tax positions were likely to be realizable and sustainable upon examination and that the calculation of a tax liability was not necessary.

Tax years ended December 31, 2012 through 2014 remain subject to possible examination by the Internal Revenue Service.

Compensated Absences

Employees of the Company are entitled to paid vacations, paid, sick days, and personal days off, depending on the job classification, length of service, and other factors. As of March 31, 2015, $148,916 of accrued compensated absences was eligible to be carried through 2015. At December 31, 2014, there was $176,439 of accrued compensated absences eligible to be carried into 2015.

Fair Value

Accounting Standards Codification subtopic 825-10, “Financial Instruments” (“ASC 825-10”) requires disclosure of the fair value of certain financial instruments. The carrying value of cash and cash equivalents, accounts payable and accrued liabilities, and short-term borrowings, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. All other significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed.

The Company follows Accounting Standards Codification subtopic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”) and Accounting Standards Codification subtopic 825-10, Financial Instruments (“ASC 825-10”), which permits entities to choose to measure many financial instruments and certain other items at fair value. Neither of these statements had an impact on the Company’s financial position, results of operations nor cash flows.

8

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

The FASB has issued ASU No. 2014-09, Revenue from Contracts with Customers. This ASU supersedes the revenue recognition requirements in Accounting Standards Codification 605 - Revenue Recognition and most industry-specific guidance throughout the Codification. The standard requires that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This ASU is effective on January 1, 2017 and should be applied retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying the ASU recognized at the date of initial application. The Company has not yet determined the effect of the adoption of this standard and it is expected to have an immaterial impact on the Company’s consolidated financial statements.

There are other various updates recently issued, most of which represent technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

GOING CONCERN UNCERTAINTIES

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statement, the Company has accumulated a deficit of $691,520 as of December 31, 2014. The ability of the Company to continue as a going concern is in doubt and dependent upon achieving a profitable level of operations or on the ability of the Company to obtain necessary financing to fund ongoing operations. Management believes that its current and future plans enable it to continue as a going concern for the next twelve months.

To meet these objectives, the Company continues to seek other sources of financing in order to support existing operations and expand the range and scope of its business. However, there are no assurances that any such financing can be obtained on acceptable terms and timely manner, if at all. The failure to obtain the necessary working capital would have a material adverse effect on the business prospects and, depending upon the shortfall, the Company may have to curtail or cease its operations.

The accompanying consolidated financial statements do not include any adjustment to the recorded assets or liabilities that might be necessary should the Company have to curtail operations or be unable to continue in existence

9

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 3 - PROPERTY PLANT & EQUIPMENT

Property, plant and equipment at March 31, 2015 and December 31, 2014 are as follows:

	March 31, 2015	December 31, 2014
Signs	$91,899	$91,899
Furniture and fixtures	647, 385	646,787
Equipment	417,740	417,740
Medical equipment	155,454	155,454
	1,312,478	1,311,880
Less accumulated depreciation	(1,297,997)	(1,270,749)
	$14,481	$41,131

For the three months ended March 31, 2015 and 2014, depreciation expense charged to operations was $27,248 and $34,372, respectively.

NOTE 4 - INVESTMENTS

At March 31, 2015 and December 31, 2014, the Company owned a 0.6660% interest in a non-consolidated affiliate, Doctor’s Surgical Partnership, LTD. In accordance with the equity method of accounting, investments in non-consolidated affiliates are carried at cost, adjusted for the Company’s proportionate share of their undistributed earnings or losses.

10

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 5 - LINES OF CREDIT

Line of Credit, Florida Business Bank

On June 27, 2012 the Company entered into a Promissory Note (the “Loan Agreement”) with Florida Business Bank, a Florida banking corporation (the “Lender”). Under the Loan Agreement, the Lender committed to make an accounts receivable line of credit in the maximum aggregate amount of $1,000,000, with an interest rate of Prime floating plus 1.0%, as published in the Wall Street Journal, with a floor of 4.50% per annum (the “Loan”).

The loan was modified on April 9, 2013, allowing a temporary increase to $1,383,000 and allowing for a one time draw of up to $995,000 to be distributed to the shareholders for the purposes of financing the capitalization of TBC Equipment Leasing, LLC. The one time draw was repaid within 45 days and the availability under the Loan returned to $1,000,000. The modification allows for an interest rate of one month Libor floating plus 2.75, as published in the Wall Street Journal, with a floor of 2.96% per annum (2.96% at March 31, 2015 and December 31, 2014).

Interest shall be due and payable monthly and principal in due on demand. The outstanding principal balance plus all accrued but unpaid interest shall be due on demand (the “Maturity Date”). Upon default, the interest may be adjusted to the highest rate permissible by law. The Loan is secured by all assets of the Company now owned or hereafter acquired. The assets constitute the collateral for the repayment of the Loan.

The Loan Agreement also includes covenants, representations, warranties, indemnities and events of default that are customary for facilities of this type. The advance rate is defined as: 60% of Medicare and Medicaid receivables less than 90 days old multiplied by a factor of 0.25, plus all other receivables less than ninety days old multiplied by a factor of 0.50 as of date, the company has not violated the loan covenants.

The obligations of the Company under the Loan Agreement are guaranteed by the shareholders of the Company. The Loan Agreement is also guaranteed in the amount of $950,000 by related parties of the shareholders.

As of March 31, 2015 and December 31, 2014, the outstanding balance on this is $532,326 and $373,782, respectively.

11

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 6 - NOTE PAYABLE

On June 27, 2012 entered into a promissory note as described below to pay down the previous existing line of credit. The aggregate amount of the note of $900,931 bears 5.50% interest per annum with monthly payments of $14,752.82 beginning in July 16, 2012, w hi c h is based on a 6 year amortization schedule with all remaining principal and interest due in full on June 16, 2018.

The note was modified on April 9, 2013 requiring a principal and interest payment of $11,434.06 and a fixed interest rate of 3.89%. The note is secured by a hypothecated first position lien on all assets leased to the Company by the Subsidiary and the assignment of $634,000 of life insurance from each Guarantor. The obligations of the Company under the note are guaranteed by the shareholders of the Company.

Notes payable as of March 31, 2015 and December 31, 2014 are comprised of the following:

	March 2015	December 2014
Note payable, Florida Business Bank	$423,322	$453,308
Capital lease, Equipment	19,663	22,770
	442,985	476,078
Less current portion	(97,830)	(134,172)
	$344,155	341,906

Capital Lease — Equipment

On October 25, 2011, the Company entered into a lease agreement to acquire equipment with 60 monthly payments of $1,035.53 payable through October 26, 2016, with no stated interest rate. The Company may elect to acquire the leased equipment at a nominal amount at the end of the lease.

Aggregate principal maturities of long-term debt as of March 31:

Year ended March 31, 2015	$97,830
Year ended March 31, 2016	136,903
Year ended March 31, 2017	131,575
Year ended March 31, 2018	73,141

12

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company rents office space from an affiliate of one of the shareholders (see Note 4). For the three months ended March 31, 2015 and 2014, total rents paid by the Company to the related party were $42,855.

As of March 31, 2015 and December 31, 2014, the Company has loan receivables from two shareholders totaling $123,550, for the payment of a capital call to an affiliate of the shareholders. The receivables are non-interest bearing and due on demand.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Litigation

The Company has a claim filed, in Brevard County, Florida Circuit Court, against Health First Management, Inc due to a contract dispute. A counterclaim was filed against the Company. The case has been litigated for a substantial amount of time and a trial is anticipated to take place within the next twelve months. The Company has vigorously defended against the counterclaim. The Company has accrued a possible loss contingency of approximately $118,000 as of March 31, 2015 and December 31, 2014.

Operating Leases

The Company leases office space under various non-cancelable operating leases that expire at various dates through June 2026. Terms of the lease agreements provide for rental payments ranging from approximately $4,200 to $200,000 per month. Certain leases include charges for sales and real estate taxes and a proration of common area maintenance expenses. Under generally accepted accounting principles (GAAP), all rental payments, including fixed rent increases, are recognized on a straight-line basis over the life of the lease. The GAAP rent expense and the actual lease payments are reflected as deferred rent on the accompanying balance sheet. For the three months ended March 31, 2015 and 2014, lease expense amounted to $781,739 and $1,127,485, respectively.

The following is a schedule of future minimum lease payments for all non-cancelable operating leases for each of the next five years ending March 31 and thereafter:

2015	$2,871,808
2016	3,653,547
2017	3,603,197
2018	3,603,209
2019	3,603,220
$17,334,981

13

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 AND 2014

(UNAUDITED)

NOTE 8 - COMMITMENTS AND CONTINGENCIES (continued)

Guarantees

Two of the Company’s shareholders and a related party have guaranteed the full and prompt payment of the base rent, the additional rent and any all other sums and charges payable by a tenant, its successors and assigns under the lease, and the full performance and observance of all the covenants, terms, conditions and agreements for one of the above mentioned operating leases.

NOTE 9 – SUBSEQUENT EVENTS

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued.

In June 2015, one of the Company’s physicians, who is a shareholder of the Company, terminated their employment due to a disability.

The Company entered into an operating and control agreement on May 1, 2015 with TBC Holdings of Melbourne, Inc.

14